UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23124

Franklin Templeton ETF Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway

San Mateo, CA 94403-1906

(Address of principal executive offices) (Zip code)

Alison Baur

One Franklin Parkway

San Mateo, CA 94403-1096

(Name and address of agent for service)

Registrant’s telephone number, including area code: 650-312-2000

Date of fiscal year end: March 31

Date of reporting period: 03/31/2023

Explanatory Note

The Registrant is filing this amendment (the “Amendment”) to the Certified Shareholder Report for the Franklin FTSE Eurozone ETF (formerly, Franklin FTSE Europe Hedged ETF) (the “Fund”) on Form N-CSR for the year ended March 31, 2023, as originally filed with the U.S. Securities and Exchange Commission (“SEC”) on May 31, 2023 (Accession Number 0001193125-23-157720) (the “Annual Report”), as amended on December 4, 2023 (Accession Number 0001193125-23-288228) (the “Amended Report”), for the sole purpose of filing a supplement containing a revision to the total return disclosed for the FTSE Developed Europe Capped Hedged Index on page 40 of the Annual Report in the section titled “Performance Overview” in Item 1 “Reports to Stockholders,” which revision was reflected in the Amended Report. Items 1 through 13(a)(1) of the Registrant’s Form N-CSR/A filed on December 4, 2023 are incorporated herein by reference. This Amendment should be read in conjunction with the Amended Report. This Amendment does not amend or update the Amended Report in any way nor does it reflect events occurring after the filing of the Amended Report.

Item 1.	Reports to Stockholders.

SUPPLEMENT DATED DECEMBER 11, 2023

TO THE ANNUAL REPORT DATED MARCH 31, 2023 OF

FRANKLIN FTSE EUROZONE ETF (FORMERLY, FRANKLIN FTSE EUROPE HEDGED ETF)

(THE “FUND”)

This supplement revises information contained in the annual report dated March 31, 2023 (the “Annual Report”) and should be read in conjunction with the Annual Report.

The following replaces the section titled “Performance Overview” in the Annual Report for the Fund:

Performance Overview

During the 12-month period, the Fund posted cumulative total returns of +7.21% based on market price and +7.53% based on net asset value. In comparison, the FTSE Developed Europe Capped Hedged Index posted a +7.16% total return for the same period.2 You can find more of the Fund’s performance data in the Performance Summary beginning on page 42.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

2. Source: FactSet.

The index is unmanaged and includes reinvestment of any income or distributions (after the deduction of certain withholding taxes). It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index.

See www.franklintempletondatasources.com for additional data provider information.

Please keep this supplement with your Annual Report for future reference.

Item 13.	Exhibits.

(a)(2) Certifications pursuant to Section  302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Vivek Pai, Chief Financial Officer and Chief Accounting Officer

(a)(2)(1) There were no written solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.

(a)(2)(2) There was no change in the Registrant’s independent public accountant during the period covered by the report.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Vivek Pai, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TEMPLETON ETF TRUST

By	/s/ Matthew T. Hinkle
Matthew T. Hinkle
Chief Executive Officer — Finance and Administration Date: December 11, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Matthew T. Hinkle
Matthew T. Hinkle
Chief Executive Officer — Finance and Administration Date: December 11, 2023

By	/s/ Vivek Pai
Vivek Pai
Chief Financial Officer and Chief Accounting Officer Date: December 11, 2023